UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 28, 2006

IRISH MAG, INC.

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(Exact Name of Registrant as Specified in Charter)

      Florida                                     333-132119

          59-1944687

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      (State or Other Jurisdiction     (Commission File Number)           (IRS Employer

               of Incorporation)

                      Identification No.)

646 First Avenue South
St. Petersburg, Florida 33701

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(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (866) 821-9004

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]      Written communications pursuant to Rule 425 under the Securities Act

         (17 CFR 230.425)

[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17

         CFR 240.14a-12)

[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the

         Exchange Act (17 CFR 240.14d-2(b))

[_]      Pre-commencement communications pursuant to Rule 13e-4(c) under the

         Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 28, 2006, Huang Zhi Xiong was appointed to the Board of Directors of the Company.

Mr. Huang Zhi Xiong, age 36, graduated from Hehai University in Computer Science and Computer Application.  From 2000 to 2004, he was appointed as the CFO and general manager of product development of Shenzhen Runsheng Information Systems Company Ltd.  He was responsible for overseeing general operations and the accounting tasks including the handling of all finance-related matters such as financial planning, tax planning and financial forecasting.  Since 2004, he has been working with Shenzhen iASPEC Software Engineering Co. Ltd. as Vice President. He supervises the research and development activities and consults on various types of sophisticated, technical issues.

SIGNATURES

Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  Company  has duly  caused  this  Report to be  signed on its  behalf by the undersigned hereunto duly authorized.

Dated: November 28, 2006

Irish Mag, Inc.

/s/ Lin Jiang Huai

By:__________________________

Lin Jiang Huai

Chief Executive Officer